SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 6, 2005

VENTAS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10350 Ormsby Park Place, Suite 300, Louisville, Kentucky	40223
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (502) 357-9000

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Filed herewith as Exhibit 99.1 and incorporated by reference in this Item 9.01(b) is Ventas, Inc.’s unaudited pro forma condensed combined statement of income for the six months ended June 30, 2005.

(c)	Exhibits:

Exhibit Number	Description
99.1	Ventas, Inc. pro forma condensed combined statement of income for the six months ended June 30, 2005.

99.2	Brookdale Living Communities, Inc. consolidated financial statements as of June 30, 2005 and December 31, 2004 and for the three and six months ended June 30, 2005 and 2004.

BROOKDALE INFORMATION

Brookdale Living Communities, Inc. (“Brookdale”) is neither subject to the reporting requirements of the Securities and Exchange Commission (the “Commission”) nor required to file with the Commission reports containing any financial or other information. The audited and unaudited financial information related to Brookdale contained or incorporated by reference in this Current Report on Form 8-K has been provided to Ventas, Inc. (“Ventas”) by Brookdale. Ventas has not verified this information through an independent investigation or otherwise. Ventas has no reason to believe that such information is inaccurate in any material respect, but Ventas cannot provide assurance that all such information is accurate. Ventas is providing this data for informational purposes only.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date: September 6, 2005	By:	/s/ T. Richard Riney
T. Richard Riney
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Ventas, Inc. pro forma condensed combined statement of income for the six months ended June 30, 2005.

99.2	Brookdale Living Communities, Inc. consolidated financial statements as of June 30, 2005 and December 31, 2004 and for the three and six months ended June 30, 2005 and 2004.